THE FINOVA GROUP INC. BONUS KEYSOP(TM) TRUST



                        EFFECTIVE DATE: NOVEMBER 1, 1997
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                                TABLE OF CONTENTS


         ARTICLE                                                            PAGE

         SECTION 1
             ESTABLISHMENT OF TRUST...........................................2

         SECTION 2
             PAYMENTS TO PARTICIPANTS AND BENEFICIARIES.......................2

         SECTION 3
             TRUSTEE RESPONSIBILITY WHEN THE EMPLOYER IS INSOLVENT............3

         SECTION 4
             PAYMENTS TO THE EMPLOYER.........................................4

         SECTION 5
             INVESTMENT AUTHORITY.............................................4

         SECTION 6
             DISPOSITION OF INCOME............................................5

         SECTION 7
             ACCOUNTING BY THE TRUSTEE........................................5

         SECTION 8
             RESPONSIBILITY OF THE TRUSTEE....................................5

         SECTION 9
             COMPENSATION AND EXPENSES OF THE TRUSTEE.........................6

         SECTION 10
             RESIGNATION AND REMOVAL OF TRUSTEE...............................6

         SECTION 11
             APPOINTMENT OF SUCCESSOR.........................................7

         SECTION 12
             AMENDMENT OR TERMINATION.........................................7

         SECTION 13
             MISCELLANEOUS....................................................8

         SECTION 14
             EFFECTIVE DATE...................................................8
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                     THE FINOVA GROUP INC. KEYSOP(TM) TRUST
                                    PREAMBLE

THIS AGREEMENT,  made this November 1, 1997 by and between The FINOVA Group Inc.
(the  "Employer")  and  The  FINOVA  Group  Inc.  Compensation   Committee  (the
"Trustee");

       WHEREAS, the Employer has adopted The FINOVA Group Inc. Bonus Keysop(TM) Plan (the "Plan").

       WHEREAS, the Employer has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan;

       WHEREAS, the Employer wishes to establish a trust (the "Trust") and to contribute to the Trust, assets to be held therein subject to the claims of the Employer's creditors in the event of the Employer's Insolvency, as herein defined, until paid to the Plan Participants or their Beneficiaries in such manner and at such times as specified in the Plan;

       WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded Plan for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended;

       WHEREAS, it is the intention of the Employer to make contributions to the Trust to provide a source of funds to assist it in meeting its liabilities under the Plan; and

       NOW, THEREFORE, the parties hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

                                                          Version as of 02/27/98
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                                    SECTION 1

                             ESTABLISHMENT OF TRUST

       (a) The Employer shall make contributions of principal to the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

       (b) The Trust hereby established shall be irrevocable.

       (c) The Trust is intended to be a grantor trust, of which the Employer is the grantor, within the meaning of Subpart E, Part I, Subchapter J, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

       (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Employer and shall be used exclusively for the uses and purposes of Plan Participants and general creditors as herein set forth. The Plan Participants and their Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of the Plan Participants and their Beneficiaries against the Employer. Any assets held by the Trust will be subject to the claims of the Employer's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

       (e) The Employer, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any of the Plan Participants or Beneficiaries shall have any right to compel such additional deposits.

                                    SECTION 2

                   PAYMENTS TO PARTICIPANTS AND BENEFICIARIES

       (a) The Employer shall provide instructions acceptable to the Trustee for determining the amount of Designated Property and the time for payment. Except as otherwise provided herein, the Trustee shall make payments to the Plan Participants and their Beneficiaries in accordance with such instructions.

       (b) The Employer shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Employer.

                                       2                  Version as of 02/27/98
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       (c) The entitlement of a Plan Participants or their Beneficiaries to benefits under the Plan shall be subject to the terms of the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set forth in the Plan. Any assets of the trust not necessary to fund the future payments to participants may be returned to the Employer.

       (d) The Employer may make payment of Plan benefits directly to Plan Participants or their Beneficiaries as they become due under the terms of the Plan. The Employer shall notify the Trustee of its decision to make payment of Plan benefits directly prior to the time amounts are payable to Participants or their Beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Employer shall make the balance of each such payment as it becomes due. The Trustee shall notify the Employer when such principal and earnings are not sufficient for payment of benefits under the Plan.

                                    SECTION 3

              TRUSTEE RESPONSIBILITY WHEN THE EMPLOYER IS BANKRUPT

       (a) The Trustee shall cease payment of benefits to Plan Participants and their Beneficiaries if the Employer is Bankrupt. The Employer shall be considered "Bankrupt" for purposes of this Trust Agreement if the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

       (b) At all times during the continuance of this Trust, as provided in
Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Employer under federal and state law as set forth below.

              (1) The Board of Directors and the highest ranking officer of the Employer shall have the duty to inform the Trustee in writing of the Employer's Bankruptcy. If a person claiming to be a creditor of the Employer alleges in writing to the Trustee that the Employer is Bankrupt, the Trustee shall determine whether the Employer is Bankrupt and, pending such determination, the Trustee shall discontinue payment of benefits to Plan Participants or their Beneficiaries.

              (2) Unless the Trustee has actual knowledge of the Employer's Bankruptcy, or has received notice from the Employer or a person claiming to be a creditor alleging that the Employer is Bankrupt, the Trustee shall have no duty to inquire whether the Employer is Bankrupt.

              (3) If at any time the Trustee has determined that the Employer is Bankrupt, the Trustee shall discontinue payments to Plan Participants or their Beneficiaries and hold the assets of the Trust for the benefit of the Employer's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan

                                       3                  Version as of 02/27/98
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       Participants or their Beneficiaries to pursue their rights as general creditors of the Employer with respect to benefits due under the Plan or otherwise.

              (4) The Trustee shall resume the payment of benefits to Plan Participants or their Beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Employer is not Bankrupt (or is no longer Bankrupt).

       (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan Participants or their Beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan Participants or their Beneficiaries by the Employer in lieu of the payments provided for hereunder during any such period of discontinuance.

                                    SECTION 4

                            PAYMENTS TO THE EMPLOYER

       Except as otherwise provided in Section 12(d) herein, the Employer shall have no right or power to direct the Trustee to return to the Employer or to divert to others any of the Trust assets before all payment of benefits have been made to Plan Participants and their Beneficiaries pursuant to the terms of the Plan.

                                    SECTION 5

                              INVESTMENT AUTHORITY

       (a) The Trustee may invest in securities. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with the Plan Participants.

       (b) The Employer shall have the right at anytime, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Employer in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

                                       4                  Version as of 02/27/98
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                                    SECTION 6

                              DISPOSITION OF INCOME

       During the term of this Trust, all income received by the Trust shall be accumulated and reinvested.

                                    SECTION 7

                            ACCOUNTING BY THE TRUSTEE

       The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be required by the Employer or as are agreed upon in writing between the Employer and the Trustee. Within 60 days following the close of each calendar year and within sixty (60) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Employer a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions affected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

                                    SECTION 8

                          RESPONSIBILITY OF THE TRUSTEE

       (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Employer which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Employer. In the event of a dispute between the Employer and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute and may deposit the disputed assets with the court for disposition.

       (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Employer agrees to indemnify the Trustee, except to the extent caused by the willful misconduct or substantial negligence of the Trustee, against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Employer does not
                                       5
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pay such costs, expenses and liabilities in a reasonably timely manner, the
Trustee may obtain payment from the Trust.

       (c) The Trustee may consult with legal counsel (who may also be counsel for the Employer generally) with respect to any of its duties or obligations hereunder.

       (d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

       (e) The Trustee shall have, without exclusion, all powers conferred on the Trustee by applicable law, unless expressly provided otherwise herein.

       (f) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

                                    SECTION 9

                   COMPENSATION AND EXPENSES OF THE TRUSTEE

       The Employer shall pay all administrative and Trustee's fees and expenses, except as provided in this Agreement. If not so paid, the fees and expenses shall be paid from the Trust.

                                   SECTION 10

                       RESIGNATION AND REMOVAL OF TRUSTEE

       (a) The Trustee may resign at any time by written notice to the Employer, which shall be effective 60 days after receipt of such notice unless the Employer and the Trustee agree otherwise.

       (b) The Trustee may be removed by the Employer on 30 days notice or upon shorter notice accepted by the Trustee.

       (c) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notice of resignation, removal or transfer, unless the Employer extends the time limit.

       (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this Section. If no such appointment has been made, the Trustee
                                       6
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may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All reasonable expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                                   SECTION 11

                           APPOINTMENT OF SUCCESSOR

       (a) If the Trustee resigns or is removed in accordance with Section 10(a) or (b) hereof, the Employer may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Employer or the successor Trustee to evidence the transfer.

       (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and the Employer shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

                                   SECTION 12

                            AMENDMENT OR TERMINATION

       (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Employer. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or make the Trust revocable.

       (b) The Trust shall not terminate until the date on which Plan Participants and their Beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust any assets remaining in the Trust shall be returned to the Employer.

       (c) Upon written approval of Participants or Beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, the Employer may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to the Employer.

       (d) In the event that a Plan Participant fails to exercise an option within the exercise period pursuant to the terms of the Plan, any assets remaining in the Trust attributable to such option shall be returned to the Employer.
                                       7
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                                   SECTION 13

                                  MISCELLANEOUS

       (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

       (b) Benefits payable to Plan Participants and their Beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

       (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding its choice of laws principles.

                                   SECTION 14

                                 EFFECTIVE DATE

       The effective date of this Trust Agreement shall be November 1, 1997.

       IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto, effective as of the day and year first above written.

       The FINOVA Group Inc., Employer               ATTEST/WITNESS


       By:_______________________________      _________________________________

       Printed Name:_____________________      Printed Name:____________________

       The Compensation Committee , Trustee



       By:_______________________________      By:______________________________

       Printed Name:_____________________      Printed Name:____________________


       By:_______________________________      By:______________________________

       Printed Name:_____________________      Printed Name:____________________


       By:_______________________________      By:______________________________

       Printed Name:_____________________      Printed Name:____________________

                                       8                  Version as of 02/27/98